Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2012
Goodwill and Other Intangibles [Abstract]
Goodwill and Other Intangibles

Note 8: Goodwill and Other Intangibles

Changes in the carrying amount of goodwill, for the years ended December 31, 2012, and 2011 are as follows:

	Agricultural Equipment Segment	Construction Equipment Segment	Financial Services Segment	Total
	(in millions)
Balance at January 1, 2011	$1,666	$567	$152	$2,385
Acquisition	—	35	—	35
Impact of foreign exchange	(2)	(5)	—	(7)

Balance at December 31, 2011	1,664	597	152	2,413
Acquisition	—	—	—	—
Impact of foreign exchange	2	—	1	3

Balance at December 31, 2012	$1,666	$597	$153	$2,416

The increase of $35 million in 2011 to Construction Equipment goodwill is due to the acquisition of L&T Case Equipment Private Limited. Refer to “Note 6: Investments in Unconsolidated Subsidiaries and Affiliates” for additional information.

Goodwill and other indefinite-lived intangible assets are tested for impairment annually or more frequently if a triggering event occurs. In 2012 and 2011, CNH performed its annual impairment review as of December 31 and concluded that there were no impairments in either year.

CNH has identified three reporting units for the purpose of goodwill impairment testing: Agricultural Equipment, Construction Equipment, and Financial Services.

Impairment testing for goodwill is done at a reporting unit level using a two-step test. Under the first step of the goodwill impairment test, CNH’s estimate of the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and CNH must perform step two of the impairment test (measurement). Step two of the impairment test, when necessary, requires the identification and estimation of the fair value of the reporting unit’s individual assets, including intangible assets with definite and indefinite lives regardless of whether such intangible assets are currently recorded as an asset of the reporting unit, and liabilities in order to calculate the implied fair value of the reporting unit’s goodwill. Under step two, an impairment loss is recognized to the extent the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of goodwill.

The carrying values for each reporting unit include material allocations of the Company’s assets and liabilities and costs and expenses that are common to all of the reporting units. CNH believes that the basis for such allocations has been consistently applied and is reasonable.

CNH determines the fair value of its reporting units using multiple valuation methodologies, relying largely on an income approach but also incorporating value indicators from a market approach. Under the income approach, CNH calculates the fair value of a reporting unit based on the present value of estimated future cash flows. The income approach is dependent on several critical management assumptions, including estimates of future sales, gross margins, operating costs, income tax rates, terminal value growth rates, capital expenditures, changes in working capital requirements, and the weighted average cost of capital (discount rate). Discount rate assumptions include an assessment of the risk inherent in the future cash flows of the respective reporting units. Expected cash flows used under the income approach are developed in conjunction with CNH budgeting and forecasting process. Under the market approach, CNH estimates the fair value of the Agricultural and Construction Equipment reporting units using revenue and EBITDA multiples and estimates the fair value of the Financial Services reporting unit using book value and interest margin multiples. The multiples are derived from comparable publicly-traded companies with similar operating and investment characteristics as the respective reporting units. The guideline company method makes use of market price data of corporations whose stock is actively traded in a public, free and open market, either on an exchange or over-the counter basis. Although it is clear no two companies are entirely alike, the corporations selected as guideline companies must be engaged in the same, or a similar, line of business or be subject to similar financial and business risks, including the opportunity for growth.

As of December 31, 2012, the estimated fair value of the Agricultural Equipment and Financial Services reporting units, as well as indefinite-lived intangible assets, substantially exceeded the respective carrying values. The Construction Equipment reporting unit’s excess of fair value over carrying value was approximately 14%. This reporting unit is considered to be at higher risk of potential failure of step one of the impairment test in future reporting periods, due primarily to decline in market demand for construction equipment, particularly in emerging markets and Europe.

The sum of the fair values of CNH’s reporting units was in excess of CNH’s market capitalization. CNH believes that the difference between the fair value and market capitalization is reasonable (in the context of assessing whether any asset impairment exists) when market-based control premiums are taken into consideration.

As of December 31, 2012, and 2011, the Company’s other intangible assets and related accumulated amortization consisted of the following:

		2012			2011
	Weighted Avg. Life	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
	(in millions)
Other intangible assets subject to amortization:
Engineering Drawings	20	$377	$262	$115	$376	$245	$131
Dealer Networks	25	226	113	113	230	104	126
Software	5	478	369	109	436	333	103
Other	10 – 30	86	42	44	78	39	39

		1,167	786	381	1,120	721	399

Other intangible assets not subject to amortization:
Trademarks		272	—	272	272	—	272

Total other intangible assets		$1,439	$786	$653	$1,392	$721	$671

CNH recorded amortization expense of $65 million, $66 million, and $65 million during 2012, 2011, and 2010, respectively.

Based on the current amount of other intangible assets subject to amortization, the estimated annual amortization expense for each of the succeeding 5 years is expected to be as follows: $58 million in 2013; $50 million in 2014; $42 million in 2015, $35 million in 2016; and $30 million in 2017.